Note 13 - Commitments and Contingencies	12 Months Ended
Feb. 02, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

13. Commitments and Contingencies

Leases

We lease dELiA*s retail stores and office space under noncancelable operating leases with various expiration dates through February 2023. As of February 2, 2013, future net minimum lease payments are as follows:

Operating Leases
(in thousands)
Fiscal Year:
2013	$15,948
2014	16,232
2015	15,815
2016	13,158
2017	9,224
Thereafter	12,947
Total minimum lease payments	83,324

Sublease rental	819
Net rentals	$82,505

Most of the dELiA*s retail store leases require payment of a specified minimum rent, plus a contingent rent based on a percentage of the store’s net sales in excess of a specified threshold. Most of the lease agreements have defined escalating rent provisions, which are expensed over the term of the related lease on a straight-line basis commencing with the date of possession, including any lease renewals deemed to be probable. In addition, most of the leases require payment of real estate taxes, certain common area and maintenance costs ("CAM") and other related charges in addition to the future minimum operating lease payments. We sublease a portion of our office space. The minimum lease payments presented above do not include real estate taxes, CAM or other related charges. Total real estate taxes, CAM and other related charges for fiscal 2012, fiscal 2011 and fiscal 2010 were $11.2 million, $11.6 million and $11.6 million, respectively.

Total rent expense, excluding real estate taxes, CAM and other related charges, during fiscal 2012, fiscal 2011 and fiscal 2010 was $17.6 million, $18.2 million, and $17.7 million, respectively. There were no contingent excess rent payments made during these periods.

Sales Tax

At present, with respect to our website and catalogs, sales or other similar taxes are collected primarily in states where we have retail stores, another physical presence or other personal property. However, various other states may seek to impose sales tax obligations on such shipments in the future. A number of proposals have been made at the state and local levels that would impose additional taxes on the sale of goods and services through the internet. A successful assertion by one or more states that we should have collected or be collecting sales taxes on the sale of products could have a material adverse effect on our results of operations.

License Agreement

In February 2003, dELiA*s Brand LLC, a wholly-owned subsidiary of the Company, entered into a master license agreement with JLP Daisy to license the dELiA*s brand on an exclusive basis for wholesale distribution in certain product categories, primarily in mid- and upper-tier department stores. dELiA*s Brand LLC received a $16.5 million cash advance against future royalties from the licensing ventures. The master license agreement provides that JLP Daisy is entitled to retain all of the royalty income generated from the sale of licensed products until JLP Daisy recoups its advance plus one-third of a preferred return of 18% per year on the unrecouped advance, if ever. Thereafter, we will receive an increasing share of the royalties until JLP Daisy recoups its advance plus a preferred return of 18% per year on the unrecouped advance, at which time we will receive a majority of the royalty stream after brand management fees.

The initial term of the master license agreement is approximately 10 years, which is subject to an automatic extension of five years under specified circumstances and, at our option, (i) the term will remain in effect until JLP Daisy recoups its advance and preferred return or (ii) the term will immediately expire and JLP Daisy will be entitled to be paid the balance of any unrecouped advance and a preferred return calculated at 6% per year (if not received already). As of February 2, 2013, JLP Daisy has not recouped its advance and preferred return and therefore the master license agreement remains in effect. The master license agreement provides that the advance will be recoupable by JLP Daisy solely out of its share of the royalty payments and not through recourse against dELiA*s Brand LLC, us or any of our properties or assets. The master license agreement may be terminated early under certain circumstances, including, at our option, upon payment to JLP Daisy of an amount based upon royalties received from the sale of the licensed products during a specified period. In addition, dELiA*s Brand LLC granted to JLP Daisy a security interest in the dELiA*s trademarks and copyrightable artwork, although the only event that would entitle JLP Daisy to exercise its rights in respect of the lien is a termination or rejection of the license or master license agreement in a bankruptcy proceeding. We have not recorded any amounts associated with the master license agreement.

Employment Agreements

          The Company has entered into employment agreements with certain key executives. The agreements specify various employment-related matters, including annual compensation, performance incentive bonuses, and severance benefits in the event of termination with or without cause.

In addition, there are other executives of the Company with severance agreed to in offer letters depending on various circumstances.

 Benefit Plan

All employees who meet eligibility requirements may participate in the dELiA*s Inc. 401(k) Profit Sharing Plan (the “Plan”). Under the Plan, employees can defer 1% to 75% of compensation as defined. The Company temporarily suspended its matching contribution to the Plan in early fiscal 2009. The Company reinstated its matching contribution in April 2010 at a rate of $0.25 per employee contribution dollar on up to the first 5% of employee contribution. Employee contributions are always 100% vested. Until December 31, 2011, any Company matching contribution vested at 20% per year of employee service. Effective January 1, 2012, the matching contribution was increased from $0.25 to $0.50 per employee contribution dollar, and all past and future matching contributions are immediately vested. The Company’s matching contributions were $0.3 million, $0.1 million, and $0.1 million for fiscal years 2012, 2011 and 2010, respectively.

Litigation

The Company is subject to various legal proceedings and claims that arise in the ordinary course of its business. Although the amount of any liability that could arise with respect to these actions cannot be determined with certainty, in the Company’s opinion, any such liability will not have a material adverse effect on its consolidated financial position, consolidated results of operations or liquidity.